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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               December 19, 2001
                Date of Report (Date of earliest event reported)

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                        SIZELER PROPERTY INVESTORS, INC.
             (Exact Name of Registrant as Specified in its Charter)

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         Maryland                    1-9349                 72-1082589
 (State of Incorporation)   (Commission File Number)       (IRS Employer
                                                      Identification Number)

                            2542 Williams Boulevard
                            Kenner, Louisiana 70062
   (Address, including zip code, of Registrant's Principal Executive Office)

                                 (504) 471-6200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address if changed since last report)

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Item 5. Other Events.

   On December 19, 2001, we entered into an Underwriting Agreement with Ferris, Baker Watts, Incorporated, J.J.B. Hilliard, W.L. Lyons, Inc., Advest, Inc. and Sterne, Agee Theach, Inc. relating to the issuance and sale by us of 3,000,000 shares of our common stock, par value .00001 per share. Out sale of 3,000,000 shares was registered under the Securities Act of 1933, as amended, pursuant to our Registration Statement on Form S-3, as amended (File No. 333-72210).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

   Attached as exhibits to this form are the documents listed below.

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
  Exhibit                      Document
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
    1.1     Underwriting Agreement dated December 19, 2001
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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Sizeler Property Investors, Inc.

                                             /s/ Thomas A. Masilla, Jr.
                                          By: _________________________________
                                             Thomas A. Masilla, Jr.
                                             Vice Chairman and President

Dated: December 21, 2001

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